UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 22, 2007

                                Electroglas, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             0-21626                                    77-0336101
     (Commission File Number)               (I.R.S. Employer Identification No.)

                 5729 Fontanoso Way, San Jose, California 95138
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 528-3000
              (Registrant's Telephone Number, Including Area Code)

                 ----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.  Other Events.

On March 22, 2007, Electroglas, Inc., a Delaware corporation (the "Company"), announced it has entered into definitive agreements for the private placement of $25,750,000 of the Company's 6.25% Convertible Senior Subordinated Secured Notes due 2027 (the "Notes"). The private placement is expected to close on or about March 26, 2007.

The Company intends to use the net proceeds from the sale of the Notes to pay off the $8.5 million in bonds outstanding due June 15, 2007, and the remainder for general corporate purposes, including working capital and capital expenditures.

Upon issuance, the investors may convert the Notes into the Company's common stock any time prior to the scheduled maturity date of March 26, 2027. The conversion price is $2.295 per share, which represents a 12.5% premium over the closing price of the Company's common stock on March 21, 2007. If fully converted, the Notes would convert into approximately 11.22 million shares of the Company's common stock. The Notes are fully redeemable by the Company at any time after March 26, 2010 at 100% of the principal amount plus accrued and unpaid interest. Interest is payable semi-annually on June 15 and December 15 of each year, beginning on June 15, 2007. The Company has the right to convert the Notes into common stock if the common stock trades above 150% of the conversion price for 20 of 30 trading days.

The securities are being sold to accredited investors in reliance on Regulation D under the Securities Act of 1933, as amended. Piper Jaffray & Co. was the placement agent in the financing.

The Company issued a press release on March 22, 2007 with respect to these transactions, is attached to this Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.


Exhibit
Number                                 Description
------     ---------------------------------------------------------------------
99.1       Press Release, dated March 22, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                                        Electroglas, Inc.

Date: March 22, 2007                              By:  /s/ Thomas E. Brunton
                                                       -------------------------
                                                       Chief Financial Officer

                                  EXHIBIT TABLE

(d) Exhibits.


Exhibit
Number                                 Description
------     ---------------------------------------------------------------------
99.1       Press Release, dated March 22, 2007